INVESCO MONEY MARKET FUNDS, INC.

                     Supplement to Investor Class Prospectus
                            Dated September 30, 2000

The section of the Prospectus entitled "Principal Risks Associated With The Funds" is amended to add the following after the third paragraph:

      ASSET-BACKED SECURITIES
      The Funds can invest in asset-backed money market instruments. These can be fractional interests in pools of credit card receivables, consumer loans and other trade receivables, which are obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Funds.

      These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement typically applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Funds could lose money if the issuer defaults.

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

      The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

      RICHARD R. HINDERLIE, a vice president of INVESCO, is the portfolio manager of Cash Reserves Fund and U.S. Government Money Fund. Dick joined INVESCO in 1993. He holds an M.B.A. from Arizona State University and a B.A. in Economics from Pacific Lutheran University.

      VICTORIA SIMMONS is the portfolio manager of Tax-Free Money Fund. Tori joined INVESCO in 1992 as a portfolio accountant and joined the Investment Division in 1994. She studied accounting for three years at Colorado State University and is currently completing her B.S. in Business Administration with emphasis in Finance at Regis University.

This Supplement supersedes the Supplement dated May 18, 2001.

The date of this Supplement is July 2, 2001.